UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   April 12, 2007
                                                 -------------------------------

            Securitized Asset Backed Receivables LLC Trust 2007-BR1
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                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)


           Delaware                 333-138183-07             37-1472598
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 (State or other jurisdiction   (Commission File Number      (IRS Employer
of incorporation of depositor)     of issuing entity)       Identification
                                                           No. of depositor)

         200 Park Avenue, New York, New York                     10166
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(Address of principal executive offices of depositor)   (Zip Code of depositor)


Depositor's telephone number, including area code  (212) 412-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            On April 12, 2007, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2007-BR1 Mortgage Pass-Through Certificates, Series 2007-BR1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, and Deutsche Bank National Trust Company, as trustee. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $621,683,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated April 10, 2007, by and between the Depositor and the Underwriter.

            In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 12, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 12, 2007 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 12, 2007                      SECURITIZED ASSET BACKED RECEIVABLES
                                           LLC



                                          By:        /s/ Paul Menefee
                                              ---------------------------------
                                              Name:  Paul Menefee
                                              Title: Vice President and Chief
                                                     Accounting Officer

                               INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                        Paper (P) or
Exhibit No.       Description                                        Electronic (E)

5                 Legality Opinion of Cadwalader, Wickersham & Taft        (E)
                  LLP, dated April 12, 2007.

8                 Tax Opinion of Cadwalader, Wickersham & Taft LLP,        (E)
                  dated April 12, 2007 (included as part of
                  Exhibit 5).

23                Consent of Cadwalader, Wickersham & Taft LLP             (E)
                  (included as part of Exhibit 5).